Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,419,060.00
Previously Paid Amount	2,094.38
Total Fee Amount	2,957.98
Total Offset Amount	0.00
Net Fee	$ 863.60